EXHIBIT 99.1

                            Agreement of Joint Filing

      Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.


      IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated:  July 5, 2004


                                       BARINGTON COMPANIES EQUITY PARTNERS, L.P.



                                       By: Barington Companies Investors,
                                           LLC, its general partner

                                       By: /s/ James A. Mitarotonda
                                          -------------------------------------
                                       Name:  James Mitarotonda
                                       Title: Manager


                                       BARINGTON COMPANIES OFFSHORE FUND,
                                       LTD. (BVI)



                                       By: /s/ James A. Mitarotonda
                                          -------------------------------------
                                       Name:  James A. Mitarotonda
                                       Title: Manager


                                       PARCHE, LLC

                                       By: Admiral Advisors, LLC, its managing
                                           member

                                       By: /s/ Jeffrey M. Solomon
                                          -------------------------------------
                                       Name:  Jeffrey M. Solomon
                                       Title: Authorized Signatory

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                                       STARBOARD VALUE & OPPORTUNITY FUND, LLC


                                       By: Admiral Advisors, LLC, its managing
                                           member

                                       By: /s/ Jeffrey M. Solomon
                                          -------------------------------------
                                       Name:  Jeffrey M. Solomon
                                       Title: Authorized Signatory